Supplement Dated June 24, 2019
To The Prospectuses Dated April 29, 2013

PERSPECTIVE INVESTOR® VUL
INDIVIDUAL FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account IV

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

CHANGES TO THE INVESTMENT DIVISIONS.

➢	New Fund. Effective June 24, 2019, one new Investment Division, which invests in JNL/RAFI® Multi-Factor U.S. Equity Fund, is available.

➢	Fund Name Changes. Effective June 24, 2019, the following Fund names changed.

Prior Fund Name	Current Fund Name
JNL/Goldman Sachs Core Plus Bond Fund	JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Small Cap Index Fund
JNL/Mellon Capital International Index Fund	JNL/Mellon International Index Fund
JNL/Mellon Capital Bond Index Fund	JNL/Mellon Bond Index Fund
JNL/Mellon Capital Telecommunications Sector Fund	JNL/Mellon Communication Services Sector Fund
JNL/Mellon Capital Consumer Discretionary Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Capital Financial Sector Fund	JNL/Mellon Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund	JNL/Mellon Healthcare Sector Fund
JNL/Mellon Capital Energy Sector Fund	JNL/Mellon Energy Sector Fund
JNL/Mellon Capital Information Technology Sector Fund	JNL/Mellon Information Technology Sector Fund

➢	Fund Merger. Effective June 24, 2019, the JNL/Mellon Capital JNL 5 Fund merged into the JNL/RAFI® Multi-Factor U.S. Equity Fund.

If you have allocation instructions for future premium payments on file with us, or have existing Dollar Cost Averaging and/or Rebalancing automatic programs, that include an allocation to the Investment Division investing in the JNL/Mellon Capital JNL 5 Fund, all such allocations prior to our receipt of new allocation instructions from you will be allocated to the Investment Division investing in the corresponding JNL/RAFI® Multi-Factor U.S. Equity Fund.

If you have Contract Value that was transferred to the Investment Division investing in the JNL/RAFI® Multi-Factor U.S. Equity Fund as a result of the merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your contract. If the transfer is completed within 60 days following June 24, 2019, the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

If you want to change your allocation instructions or make a transfer as described above, and you require descriptions of the other Investment Divisions available under your contract, you can obtain an additional copy of the product prospectus or additional copies of prospectuses for the Funds underlying the Investment Divisions by contacting our Annuity Service Center.

➢	Sub-Adviser Changes.

a)
Effective May 24, 2019, Invesco Advisers, Inc. replaced OppenheimerFunds, Inc. as a sub-adviser for the JNL/Oppenheimer Global Growth Fund. Shareholders in this fund will be sent an Information Statement containing additional information regarding the change of sub-adviser for the Fund.

b)
Effective June 24, 2019, FIAM LLC replaced Goldman Sachs Asset Management, L.P. as the sub-adviser for JNL/Goldman Sachs Core Plus Bond Fund. In connection with the change of sub-adviser, the name of JNL/Goldman Sachs Core Plus Bond Fund changed to JNL/Fidelity Institutional Asset Management® Total Bond Fund.

For additional information about the changes to the Funds underlying your policy in connection with the new funds, name and sub-adviser changes, please see the Supplement dated June 24, 2019 for the JNL® Series Trust and the JNL Variable Fund LLC.

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(To be used with NV5825GW 04/13)

NMV22535NY 06/19